UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 31, 2008

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Earth Biofuels, Inc.

(Exact Name of Registrant as Specified in Its Charter)

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Delaware	333-110249	71-0915825
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3001 Knox Street, Suite 303 Dallas, Texas	75205
(Address of Principal Executive Offices)	(Zip Code)

(214) 389-9800

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01

Entry into a Material Definitive Agreement.

On November 6, 2008, Earth Biofuels, Inc. (the “Company”) appointed Direct Transfer (“Direct Transfer”) as its transfer agent and Direct Transfer shall act as escrow agent for all existing escrow arrangements. For all transfer related inquiries, Direct Transfer may be reached at 201 Shannon Oaks Circle, Suite 105, Cary, NC 27511, (919) 461-1600.

Item 1.02

Termination of a Material Definitive Agreement.

On October 31 2008, the relationship between the Company and its transfer agent, Nevada Agency and Trust, Inc., was terminated.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits

Exhibits Number	Description
10.1	Agreement dated as of November 6, 2008, between Direct Transfer and the Company *

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* Previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Earth Biofuels, Inc.
(Registrant)

Date: November 10, 2008	By:	/s/ DENNIS G. MCLAUGHLIN, III
Dennis G. McLaughlin, III, Chief Executive Officer

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